UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 4, 2010

SUTOR TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-33959	87-0578370
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No. 8, Huaye Road
Dongbang Industrial Park
Changshu, China 215534

(Address of Principal Executive Offices)

(86) 512-52680988
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 4, 2010, Sutor Technology Group Limited (the “Company”) issued a press release to announce the appointment of Mr. Naijiang Zhou, age 47, as Vice President of Finance of the Company.  In such position, Mr. Zhou will be responsible for the Company’s finance, strategic planning and analysis, investor communications, corporate development, and mergers and acquisitions. A copy of the press release is attached hereto as Exhibit 99.1.

Mr. Zhou has served as Executive Vice President and Chief Financial Officer at Rich Fields Investment, Ltd., a private equity investment firm since 2008.  From April 2007 to July 2008, Mr. Zhou worked as international research analyst at Roth Capital Partners, a full service U.S. banking firm.  Before joining Roth Capital, Mr. Zhou worked for seven years as principal financial planner and principal financial analyst at American Electric Power, where he was responsible for strategic planning, financial planning and analysis, and corporate development. Prior to that, he worked for U.S. Global Investors as senior research analyst and co-managed mutual fund investments. Mr. Zhou received both a Ph.D. and an MBA degree from the University of Texas at Austin, and a B.S. in Petroleum Engineering from China Petroleum University. He is a Chartered Financial Analyst (CFA).

The Company has entered into an employment contract with Mr. Zhou under which Mr. Zhou will receive a monthly salary of RMB50,000 (approximately $7,353) and 20,000 shares of the Company’s common stock per year. The employment contract has a one year term, starting from February 1, 2010 which will be automatically renewed unless terminated or modified by the parties. A copy of the employment contract is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the terms of the employment contract does not purport to be complete and is qualified in its entirety by reference to such exhibit.

There is no arrangement or understanding pursuant to which Mr. Zhou was appointed as Vice President of Finance, and there are no related party transactions between Mr. Zhou and the Company reportable under Item 404(a) of Regulation S-K.

No family relationship exists between Mr. Zhou and any other director or executive officer of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Contract, dated December 18, 2009, by and between the Company and Naijiang Zhou
99.1	Press release dated January 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutor Technology Group Limited

Date: January 4, 2010

/s/ Lifang Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Contract, dated December 18, 2009, by and between the Company and Naijiang Zhou
99.1	Press release dated January 4, 2010